UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2023
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23460 N. 19th Avenue, Suite 110 Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2023, we held our annual meeting of stockholders (the “Annual Meeting”), at which meeting our stockholders approved an amendment to our 2018 Equity Incentive Plan (the “2018 Plan”).

The effect of the amendment to the 2018 Plan is to increase the number of shares of common stock available for issuance under the 2018 Plan by 500,000 shares.

Our board of directors (the “Board”) and/or compensation committee of our board of directors (the “Committee”) will administer the 2018 Plan and the stock awards granted under it. Our Board and Committee have the authority to, among other things, select the individuals to receive awards, determine the terms and conditions of all awards and interpret the provisions of the 2018 Plan and any awards, notices or agreements executed or entered into under the 2018 Plan. Under the 2018 Plan, the Board and Committee may grant incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock awards to employees, officers, directors and consultants.

This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2018 Plan, attached as Exhibit 10.28 to this Current Report on Form 8-K, as amended by the 2018 Plan Amendment, and incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held in Phoenix, Arizona on June 26, 2023. At the Annual Meeting, our stockholders voted on the following proposals and cast their votes as described below.

Our stockholders elected the individual listed below as a Class I director at the Annual Meeting, to serve for a three-year term until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified.

Director	Votes For	Votes Withheld	Broker Non-Votes
Jake S. Leach	432,429	345,532	1,127,069

Our stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers for fiscal 2022 (“say-on-pay”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	536,520	145,570	150,776	1,127,069

Our stockholders approved an amendment to our 2018 Plan to increase the number of shares available for issuance under the 2018 Plan by 500,000 shares (the “2018 Plan Amendment”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2018 Plan Amendment	609,140	216,854	6,872	1,127,069

Our stockholders ratified the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of M&K CPAS, PLLC as our independent registered public accounting firm	1,819,313	63,155	77,467	—

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
(10)	Material Contracts
10.28	SenesTech, Inc. 2018 Equity Incentive Plan, as amended

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary